SCHEDULE 14A INFORMATION

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                                The Gap, Inc.
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	M A Y   2 1,  1 9 9 6




To Our Stockholders:

	The Annual Meeting of Stockholders of The Gap, Inc. will be held at the Ritz-Carlton Hotel, San Francisco, California, on Tuesday, May 21, 1996 at 1:30 P.M., for the following purposes:

		1.	To elect a Board of Directors;

		2.	To consider and act upon the 1996 Stock Option and Award
Plan;

		3.	To consider and act upon the Company's Executive Long-Term
Cash Award Perfomance Plan;

		4.	To consider and act upon the selection by the Board of
Directors of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending on February 1, 1997; and

		5.	To transact such other business as may properly come before
the meeting.

	The foregoing items of business are more fully described in the Proxy Statement following this Notice.

	Only stockholders of record at the close of business on March 25, 1996, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

	A copy of the Company's annual report is being mailed with this proxy statement to stockholders entitled to notice of this meeting.

						By Order of the Board of Directors,



						Anne B. Gust
						Secretary

April 22, 1996









THE GAP, INC.

ONE HARRISON
SAN FRANCISCO, CALIFORNIA 94105

PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gap, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on May 21, 1996 at 1:30 P.M. at the Ritz-Carlton Hotel in San Francisco, and at any adjournment thereof. This statement and the enclosed form of proxy were first sent to stockholders on or about April 22, 1996.

                           THE PROXY

     The persons named as proxyholders were selected by the Board of Directors of the Company and are officers of the Company.

     All proxies will be voted, or an abstention or withholding recorded, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted:

     FOR the election of directors nominated by the Board of Directors;

     FOR the approval of the 1996 Stock Option and Award Plan;

     FOR the approval of the Executive Long-Term Cash Award
Performance Plan; and

     FOR the approval of the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending February 1, 1997.

     All expenses in connection with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners, will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, fax or in person.

     A stockholder giving the enclosed proxy may revoke it at any time prior to its exercise by a written revocation delivered to the Company, by a subsequent proxy, or by attending the Annual
Meeting and voting in person.

              VOTING SECURITIES AND VOTING RIGHTS

     The only outstanding voting securities of the Company are its shares of Common Stock, of which 144,188,673 shares were outstanding at the close of business on March 25, 1996 (288,377,346 after giving effect to a two-for-one stock split in the form of a stock dividend to stockholders of record as of March 18, 1996). Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each stockholder is entitled to one vote per share on each matter submitted to the meeting. All share amounts in this proxy statement have been restated to reflect the two-for-one stock split.

     The holders of a majority of the outstanding shares of the Common Stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual
Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector(s) appointed for the meeting and will determine whether or not a quorum is present. The election inspector(s) will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                 BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth certain information as of March 25, 1996, to indicate beneficial ownership by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee and each executive officer named in the Summary Compensation Table; and (iii) all directors and executive officers of the Company, as a group, of the Common Stock of the Company. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.
                                  Amount Beneficially   Percent
Name of Beneficial Owner                Owned           of Class

Adrian D. P. Bellamy                   6,000                *
John G. Bowes                        362,400                *
Millard S. Drexler                 5,022,600 (1) (2)     1.7%
Donald G. Fisher                  65,450,960 (3)        22.7%(3)
Doris F. Fisher                   65,450,960 (3)        22.7%(3)
Robert J. Fisher                  11,198,086 (4)         3.9%
Lucie J. Fjeldstad                       400 (5)            *
Magdalene Gross                      227,190 (6) (2)        *
William A. Hasler                      1,000                *
John M. Lillie                         2,000 (7)            *
Richard M. Lyons                     303,418 (8) (2)        *
Charles R. Schwab                      5,082 (9)            *
Brooks Walker, Jr.                   137,600 (10)           *
All directors and executive       82,947,828 (11) (2)   28.8%
 officers as a group (15 persons)


* Indicates ownership of less than 1% of the outstanding shares of the Company's Common Stock.
(1) Includes 198,600 shares which Mr. Drexler has the right to acquire within 60 days after March 25, 1996 upon exercise of stock options.
(2) Includes shares as to which restrictions have not lapsed which were granted under the Company's Restricted Stock Plan, and/or shares held by the executive officer in his or her retirement account under the GapShare Plan, a retirement plan that qualifies under Section 401(k) of the Internal Revenue Code of 1986, as amended.
(3) Donald G. Fisher and Doris F. Fisher, who are husband and wife, are the founders of the Company, directors, and, respectively, the Chairman of, and a merchandising consultant to, the Company. Their address is the same as that shown for the Company on the first page of this Proxy Statement. In the table shown above, 65,450,960 shares beneficially owned by Donald G. Fisher and Doris F. Fisher are reflected as being beneficially owned by each of them; therefore, the number of shares and percentage of class reflected for each of them should not be added in determining the actual number of shares or percentage owned by both of them. Of the shares shown as owned by each of them, 55,318,950 shares, representing 19.2% of the Company's Common Stock, are held in The Donald and Doris Fisher 1991 Revocable Trust, of which they are trustees and 1,243,946 shares are held as community property. The remainder of the shares are held in various trusts and foundations of which they are trustees. The shares shown as owned by each of them exclude an aggregate of 34,744,006 shares beneficially held by family members, as to which shares Mr. and Mrs. Fisher each disclaim any beneficial interest.
(4) Includes 129,800 shares which Robert Fisher has the right to acquire within 60 days after March 25, 1996 upon exercise of stock options, and shares as to which restrictions have not lapsed which were granted under the Company's Restricted Stock Plan. Also included are 140,000 shares held jointly by Mr. Robert Fisher and his spouse, 31,628 shares owned by his spouse and 47,808 shares held by Robert Fisher as trustee for his nieces and nephews.
(5) Represents shares held in an Individual Retirement Account for which Ms. Fjeldstad has sole voting and investment power.
(6) Includes 120,400 shares which Ms. Gross has the right to acquire within 60 days after March 25, 1996 upon exercise of stock options. Also included are 4,368 shares owned by Ms. Gross' spouse, and 4,000 shares held for the benefit of her minor children.
(7) Represents shares held under the Lillie Family Living Trust, for which Mr. Lillie and his wife share voting and investment power.
(8) Includes 49,600 shares which Mr. Lyons has the right to acquire within 60 days after March 25, 1996 upon exercise of stock options. Also included are 33,400 shares owned jointly by Mr. Lyons and his spouse, and 1,860 shares held for the benefit of his minor children.
(9)  Includes 1,000 shares owned by Mr. Schwab's spouse.
(10) Includes 60,000 shares owned by the Brooks Walker, Jr. Charitable Remainder Trust, of which Mr. Walker is the trustee and over which he has sole voting and investment power.
(11) Includes 655,200 shares which certain directors and executive officers have the right to acquire within 60 days after March 25, 1996 upon exercise of stock options.

                         PROPOSAL NO. 1
                     ELECTION OF DIRECTORS

               NOMINEES FOR ELECTION AS DIRECTORS

     All directors were elected at the Annual Meeting held in 1995. Directors will be elected at the Annual Meeting to serve until the next Annual Meeting and until their successors are elected. The Board of Directors proposes to nominate the eleven current directors. In the absence of instructions to the contrary, shares represented by the proxy will be voted for the election of all such nominees to the Board of Directors. The Board of Directors has no reason to believe that any of these nominees will be unable to serve. However, if any nominee should for any reason be unavailable to serve, the proxies will be voted for the election of such other person to the office of director as the Board of Directors may recommend in place of such nominee. Set forth below is certain information concerning the nominees which is based on data furnished by them.

    Name, Age, Principal Occupation                           Served as
       During Past Five Years and                              Director
            Other Information                                   Since

Adrian D. P. Bellamy, 54 # *                                        1995

  Chairman of Airport Group International, LLC, airport management and services company; Chairman of Compass Limited, footwear manufacturer and retailer; and Chairman of Gucci Group, NV, luxury accessories and apparel manufacturer and retailer. Director of Paragon Trade Brands, Inc., manufacturer of store brand diapers; and Director of Starbucks Corporation, gourmet coffee retailer. Chairman and Chief Executive Officer of DFS Group Limited, specialty retailer, 1983-95.

John G. Bowes, 67 # *                                                1974
  Former Chairman of Kransco Group Companies, manufacturer of recreational products.

Millard S. Drexler, 51                                               1983
  Chief Executive Officer of the Company since 1995 and President of the Company since 1987; Chief Operating Officer of the Company since 1993; Chief Executive Officer of Banana
   Republic, Inc. since 1988; Chief Executive Officer of the Gap
   Division since 1987. Director of Williams-Sonoma, Inc., specialty retailer.

Donald G. Fisher, 67 * +                                             1969
  Chairman of the Company.  Chief Executive Officer from 1969 to
   1995. Director of The Charles Schwab Corporation, discount securities brokerage; and Director of AirTouch Communications, telecommunications company.

Doris F. Fisher, 64 +                                                1969
  Merchandising consultant to the Company.

Robert J. Fisher, 41 ++                                              1990
  Executive Vice President and Chief Operating Officer of the
   Company since 1995 and 1992-1993. Executive Vice President and Chief Financial Officer, 1993-1995; President of Banana
   Republic, Inc., 1989-1992. Director of Sun Microsystems, Inc., manufacturer of computer systems.

Lucie J. Fjeldstad, 52 # *                                           1995
  President, Video and Networking, Tektronix, Inc., electronics company, since 1995. President, Fjeldstad International, consulting company, from 1993 to 1995. Vice President and General Manager, Multimedia, IBM, from 1992 to 1993; and Vice
   President, IBM, and President, Multimedia and Education
   Division, IBM, from 1990 to 1992. Director of KeyCorp Ohio, bank holding company; Director of Entergy Corp. DE, utility holding company; and Director of Bolt Beranek & Newman, Inc., manufacturer of computer support systems.

William A. Hasler, 54 @ *                                             1991
  Dean, Haas Graduate School of Business, University of
   California, Berkeley since 1991. Vice Chairman, Management
   Consulting, KPMG Peat Marwick from 1986 to 1991.  Director of
   Tenera, Inc., information services company; Director of Aphton, Inc., biotechnology pharmaceutical company; Director of Walker Interactive Systems, Inc., software company;
   and Director of TCSI, communications technology company.
   Governor of the Pacific Stock Exchange.

John M. Lillie, 59 # *                                                1992
  Chairman and Chief Executive Officer of American President
   Companies, Ltd., transportation company, 1992-1995. President and Chief Operating Officer of American President Companies,
   Ltd., 1990-1991. General Partner of Sequoia Associates, private investment firm, 1989-1990. Director of Vons Companies, supermarket chain.

Charles R. Schwab, 58 @ *                                             1986
  Chairman and Chief Executive Officer of The Charles Schwab
   Corporation, discount securities brokerage. Director of Transamerica Corporation, insurance and financial services company; and Director of AirTouch Communications, telecommunications company.

Brooks Walker, Jr., 68 @ *                                            1972
  General Partner, Walker Investors, venture capital investment partnership.  Director of Pope & Talbot, Inc., manufacturer of wood products; and Director of AT&T Capital Corporation, equipment leasing and financing company.
____________________________

@    Member of the Audit and Finance Committee.
#    Member of the Compensation and Stock Option Committee.
*    Member of the Corporate Governance Committee.
+    Donald G. Fisher and Doris F. Fisher are husband and wife.
++   Robert J. Fisher is the son of Donald G. and Doris F. Fisher.


            INFORMATION ABOUT THE BOARD OF DIRECTORS
                  AND COMMITTEES OF THE BOARD

     The Board of Directors has three standing committees: the Audit and Finance Committee, and the Compensation and Stock Option Committee, both of which are composed of directors who are not employees of the Company, and the Corporate Governance Committee, which is made up of seven non-employee directors and one employee director.

     The functions of the Audit and Finance Committee are to recommend the engagement of the Company's independent auditors; to review with them the plan, scope and results of their audit for each year; to review with the Company's internal auditors the plan, scope and results of their operations; and to consider and review other matters relating to the financial and accounting affairs of the Company. This committee is composed exclusively of directors who are, in the opinion of the Board of Directors, free from any relationship that will interfere with the exercise of independent judgment as a committee member. The present members of the Audit and Finance Committee are Messrs. Hasler, Schwab and Walker (who is Chairman).

     The functions of the Compensation and Stock Option Committee are to review and approve salaries and other forms of compensation for all corporate and divisional officers; to approve the guaranteeing or granting of loans to certain corporate and divisional officers under the Company's Relocation Loan Plan; to grant stock to selected employees under the Company's stock plan; and to make awards under the Company's management incentive plans to key employees. This committee is composed exclusively of directors who have not been eligible to receive stock options or awards under such plan (except for predetermined, formula-based awards, as described below) for a period of at least one year prior to membership on the committee. The present members of the Compensation and Stock Option Committee are Messrs. Bellamy, Bowes, and Lillie (who is Chairman), and Ms. Fjeldstad.

     The functions of the Corporate Governance Committee are to make recommendations to the Board on all matters concerning corporate governance and directorship practices, including the qualifications of officers, directors, candidates for election as directors, the size, composition, compensation and function of the Board of Directors, the functions and duties of the committees of the Board, the effectiveness and procedures of the Board, and succession planning for important Company functions. The present members of the Corporate Governance Committee are Messrs. Bellamy, Bowes, Donald Fisher, Hasler (who is Chairman), Lillie, Schwab and Walker and Ms. Fjeldstad.

     During the last fiscal year, the Board of Directors held six meetings, and the Audit and Finance Committee, the Compensation and Stock Option Committee, and the Corporate Governance Committee each held two meetings. Except for Mr. Hasler, no directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held while they were members, and (ii) the total number of meetings held by all Committees of the Board on which they were members.

                   COMPENSATION OF DIRECTORS

     The Company does not pay director fees to directors who are employees of the Company or any affiliated company. Directors who are not employees of or consultants to the Company do not receive any form of direct remuneration other than as described below. In addition, travel expenses to attend meetings of the Board of Directors are reimbursed by the Company. All directors are eligible to receive discounts on Company merchandise.

     Each director of the Company who is not an employee receives director's fees in the form of an annual retainer of $36,000 per year, payable quarterly, which is diminished by $2,500 for each Board and/or Committee meeting day missed.

     Under the Company's proposed 1996 Stock Option and Award Plan, non-employee directors are eligible to receive stock options according to a pre-determined formula, as follows: (i) each new non-employee director automatically receives an option to purchase 10,000 shares at the then-current fair market value; and (ii) each continuing non-employee director automatically receives an option to purchase 2,000 shares at the then-current fair market value. All non-employee director options are granted on the first business day after each annual meeting of stockholders. The options normally become exercisable three years after the date of grant. Furthermore, non-employee directors may elect to receive all or a portion of their fees in Company stock. For more information on the 1996 Stock Option and Award Plan, see page 14 of this proxy statement.

     The Non-Employee Director Retirement Plan is an unfunded deferred compensation plan which sets mandatory retirement from service on the Board at age 72 and provides for annual benefits if a director has served on the Board for five consecutive years and is still a director at age 72. The annual benefit payable to an eligible retired director is equal to 75% of the annual retainer fee in effect at the time of the director's retirement. The duration of these annual payments equals the number of years that the director served on the Board. If the director dies before the maximum payment period expires, payments will continue for the life of his or her surviving spouse, or until the end of the maximum payment period, whichever is sooner.

     In fiscal 1995, Doris Fisher received $24,500 for merchandising services rendered in the course of her employment with the Company. As a Company employee, Mrs. Fisher participates in all benefits which the Company makes available to its employees generally.

     Information concerning the executive officers of the Company is set forth in the Company's annual report on Form 10-K for the fiscal year ended February 3, 1996.

                     EXECUTIVE COMPENSATION

     The following table sets forth compensation paid to, earned by or awarded to the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the periods presented. The footnotes to the table provide additional information concerning the Company's compensation and benefit programs.

                                     Summary Compensation Table
                                                                    Long-Term Compensation
                                       Annual Compensation               Awards
                                                          Other                                All
                                                          Annual      Restricted  Securities  Other
                                                          Compen-      Stock      Underlying Compen-
Name and                 Fiscal                           sation       Awards      Options   sation
Principal Position        Year    Salary($)   Bonus($)    ($) (1)     (#) (3)      ($) (4)
Millard S. Drexler         1995    1,588,616    314,100    108,831            0   4,062,500  10,100
 President and Chief       1994    1,449,731    715,000     22,490            0      38,600   7,616
 Executive Officer         1993    1,396,907  1,082,500        _                     38,600   8,882

Donald G. Fisher           1995    1,508,777    299,100    155,812         N/A        N/A    10,008
 Chairman                  1994    1,450,662    715,000     32,085         N/A        N/A     9,606
                           1993    1,397,808  1,082,000        -           N/A        N/A     9,259

Robert J. Fisher           1995      694,162    137,500      1,399      840,625   1,034,000   9,782
 Executive Vice President  1994      600,940    297,675        -              0      28,000   9,296
 Chief Operating Officer   1993      570,904    450,000        -        566,250      28,000   7,852

Richard M. Lyons           1995      693,240    100,000        329    1,681,250     442,500  10,163
 Executive Vice President  1994      581,324    288,000        -              0      28,000   9,717
 Gap, Inc. &               1993      463,115    400,000        -      1,269,375      28,000   9,415
 President, Gap Division

Magdalene Gross            1995      478,440   95,000        2,009      630,000     134,000   9,517
 Executive Vice President  1994      444,808   176,400         -              0      28,000   8,838
 Advertising, Gap Division 1993      406,554   250,000         -        424,688      28,000   8,294
_________________________________________

(1) While the named executive officers enjoy certain perquisites, for fiscal years 1993, 1994 and 1995 these did not exceed the lesser of $50,000 or 10% of each officer's salary and bonus. The amounts listed for Messrs. Donald
     Fisher, Drexler and Robert Fisher represent above-market earnings on deferred compensation payable during the fiscal year but deferred at their election under the Company's
     Executive Capital Accumulation Plan and Executive Deferred
     Compensation Plan.  The amounts listed for Mr. Lyons and
     Ms. Gross represent above-market earnings on deferred compensation payable during the fiscal year but deferred at their election under the Company's Supplemental Executive
     Retirement Plan.
(2) Donald Fisher does not participate in the Company's restricted stock plan. As of the end of fiscal 1995, the aggregate restricted stock holdings for the named executives consisted of 6,370,000 shares worth $152,880,000 at the then-current fair market value (as represented by the closing price of the Company's Common Stock on February
     2, 1996), without giving effect to the diminution of value attributable to the restrictions on such stock. Such amount included $144,000,000 for Mr. Drexler (6,000,000 shares), $2,160,000 for Robert Fisher (90,000 shares),
     $4,560,000 for Mr. Lyons (190,000 shares), and $2,160,000
     for Ms. Gross (90,000 shares). Dividends are paid on the restricted shares to the extent payable on the Company's
     Common Stock generally. Unless otherwise noted in the following sentence, no shares granted to the named executives vest in less than three years from the date of grant. On May 23, 1995, Mr. Lyons was granted a total of 100,000 shares, vesting as follows: 10,000 shares on March
     21, 1998, 40,000 shares on March 21, 1999 and 50,000 shares on March 21, 2000. On March 21, 1995, Ms. Gross was granted a total of 40,000 shares, vesting as follows:
     10,000 on March 21, 1997, 10,000 shares on March 21, 1999
     and 20,000 shares on March 21, 2000.
(3) Donald Fisher does not participate in the Company's stock option plan.
(4) These amounts represent the Company's contributions to the Company's GapShare Plan for fiscal years 1995, 1994 and
     1993.

     The following two tables set forth certain information regarding stock options granted to, exercised by and held by the executive officers named in the foregoing Summary Compensation
Table.

               Option Grants In Last Fiscal Year

Individual   Grants
                     Number of                                           Potential Realizable Value at
                    Securities    % of Total                                Assumed Annual Rates of
                    Underlying   Options Granted  Exercise or                Stock Price Appreciation
                       Options   to Employees in   Base Price  Expiration       for Option Term (4)
Name               Granted(#)(1)   Fiscal Year    ($/Sh)(2)    Date (3)          5%($)    10%($)

Millard S. Drexler(5)    62,500       0.7%      $15.96875    03/21/2003     $476,523   $1,141,355
                      4,000,000      42.3%      $19.54375    11/01/2003  $37,325,079  $89,400,055

Donald G. Fisher           N/A        N/A          N/A           N/A          N/A          N/A

Robert J. Fisher (6)    434,000       2.5%      $15.96875    03/21/2003   $3,308.975   $7,925,571
                        600,000       6.3%      $19.54375    11/01/2003   $5,598,762  $13,410,008

Richard M. Lyons (7)    442,500       4.7%      $15.96875    03/21/2003   $3,373,782   $8,080,795

Magdalene Gross         134,000       1.4%      $15.96875    03/21/2003   $1,021,665   $2,447,066

__________________________________________

(1)  Under the terms of the Company's Amended and Restated 1981
     Stock Option Plan, the Compensation and Stock Option
     Committee retains discretion, subject to plan limits, to modify the terms of outstanding options. Donald Fisher does not participate in the Company's stock option plan.
(2) All options were granted at market value (average of high and low stock prices for the Company's Common Stock as reported in the Western edition of The Wall Street Journal) at date of grant.
(3) All options granted in fiscal 1995 were granted for a term of eight years, subject to termination 90 days following termination of employment in certain events.
(4) Realizable values are reported net of the option exercise price but before any income taxes that the executives may have to pay. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates
     (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term (eight years from date of grant) to exercise the option. The amounts reflected in this table may not be achieved.
(5) The 62,500 options granted to Mr. Drexler on March 21, 1995 will become exercisable in full three years from date of grant. Conversely, the 4 million options granted to him on November 1, 1995 upon his promotion to Chief Executive
     Officer will become exercisable in two equal installments five and six years from date of grant.
(6)  The 434,000 options granted to Mr. Robert Fisher on March
     21, 1995 will become exercisable as follows: 34,000 shares on March 21, 1998, 200,000 shares on March 21, 1999, and
     200,000 shares on March 21, 2000. The 600,000 options granted to him on November 1, 1995 upon his promotion to Chief Operating Officer will become exercisable as follows:
     200,000 shares on November 1, 2000, and 400,000 shares on November 1, 2001.
(7) The options granted to Mr. Lyons will become exercisable as follows: 42,500 shares on March 21, 1998, 200,000 shares on March 21, 1999, and 200,000 shares on March 21, 2000.
(8) The options granted to Ms. Gross will become exercisable as follows: 34,000 shares on March 21, 1998, 50,000 shares on March 21, 1999, and 50,000 shares on March 21, 2000.



            Aggregated Option Exercises in Last Fiscal Year
                   and Fiscal Year End Option Values

                                                        Number of                   Value of
                                                   Securities Underlying           Unexercised
                                                         Unexercised               In-the-Money
                   Shares Acquired                   Options at FY-End           Options at FY-End ($)
Name               On Exercise (#) Value Realized  Exercisable/Unexercisable Exercisable/Unexercisable(1)
Millard S. Drexler           0              0        240,000   4,139,700     3,742,969   18,761,203

Donald G. Fisher (2)        N/A           N/A           N/A         N/A          N/A         N/A

Robert J. Fisher             0              0        101,800   1,090,000     1,260,009    6,474,313

Richard M. Lyons             0              0         21,600     498,500       196,875    3,868,828

Magdalene Gross              0              0         92,400     190,000     1,270,200    1,391,188

(1) Represents the difference between the closing price of the company's Common Stock on February 2, 1996 and the exercise price of the options.
(2) Donald Fisher does not participate in the Company's stock option plan.





EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     The Company has an employment agreement with Mr. Drexler, which provides that Mr. Drexler's employment can only be terminated for cause. In addition, the agreement provides: (i) in the event of termination of employment by either party, that Mr. Drexler can require the Company to repurchase his San Francisco residence for an amount equal to his federal income tax basis in the residence plus an amount calculated to reflect the average increase in value of certain New York City properties during the period from November 1983 to the date of repurchase;
(ii) in the event Mr. Drexler's employment with the Company is terminated within stated time periods of a change of control of the Company (defined to include an acquisition of shares of the Company having a majority of the votes that can be cast for election of directors or an event resulting in a change of a majority of the members of the Board of Directors), that he is entitled to receive an amount equal to two times his then current annual salary; and (iii) in the event Mr. Drexler voluntarily terminates his employment with the Company on less than twelve months' prior notice, that he must pay the Company $100,000 as liquidated damages for each month less than twelve.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Stock Option Committee of the Board of Directors consists of Ms. Fjeldstad and Messrs. Bellamy, Bowes, and Lillie, all of whom are outside directors. Mr. Lillie was the Chairman and Chief Executive Officer of American President Companies, Ltd., whose foreign and domestic subsidiaries furnish consolidation and distribution services to the Company. A total of $14,041,034 was paid by the Company to these entities during fiscal 1995 for these services.

    COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board of
Directors is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. The Committee is comprised of the members named below, all of whom are non-employee Directors.

Compensation Philosophy

     The general philosophy of the Company's compensation program, which has been reviewed and approved by the Committee, is to offer employees competitive compensation based both on the Company's performance and on the individual's contribution and performance. Corporate and divisional performance are evaluated by reviewing the extent to which financial and strategic goals are met, including such factors as profitability, sales growth and expense control. These performance criteria are reviewed each year to ensure that they are consistent with the Company's
mission and strategies.   Individual performance is evaluated by
reviewing organizational and management development progress against set objectives and the degree to which teamwork and Company values are fostered.

     The Company's compensation policies are intended to motivate and reward highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals, and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company. The program is heavily oriented toward incentive compensation tied to the annual and longer-term financial performance of the Company and to the longer-term return realized by the Company's stockholders.

     Two major factors affected the actions of the Committee in fiscal year 1995:

     -  On November 1, 1995, Donald G. Fisher resigned as Chief
     Executive Officer.  He remains as Chairman     of the
     Board, with significant management responsibilities and involvement in industry relations; and

     -  On November 1, 1995 the Board of Directors appointed
     Millard S. Drexler as Chief Executive Officer     and
     Robert J. Fisher as Chief Operating Officer.

     There are three main components in the Company's executive compensation program:

     -  Base Salary
     -  Annual Incentives
     -  Long-Term Incentives

Base Salary

     Executive officers' salaries have been targeted at or above the average rates paid by competitors to enable the Company to attract, motivate, reward and retain highly skilled executives. The Committee believes that the historical growth in the Company's revenues, stores and profitability has made the Company a target for other companies seeking employees and that, therefore, these rates are necessary to retain key officers. The Committee reviews and approves salaries for the Chief Executive Officer and the executive officers on an annual basis, generally in the first quarter.

     The Committee believes that the market for retailing executives, and thus the relevant competitive data, includes a broader group of companies than that shown in the stock price performance graph presented in this proxy statement on page 13. Thus, in reviewing the 1995 salaries for executive officers, the Committee examined salary increase surveys for specialty retail and general industry groups which were prepared by national consulting companies (e.g., The Hay Group, Wyatt, William Mercer, Coopers & Lybrand and ACA). These surveys were considered when individual base salaries of executive officers were reviewed and salaries were adjusted based on actual individual job performance and/or changes in the position's duties and responsibilities.
Due to the restructuring of the top-level positions, each of the named executive officers had significant changes in his/her job duties during fiscal year 1995. In making salary decisions, the Committee exercised its discretion and judgment based on these factors. No specific formula was applied to determine the weight of each factor.

     Donald Fisher's base salary for fiscal year 1995 was $1,533,000, representing a salary increase of 5% over fiscal 1994. On November 1, 1995, this salary was decreased to an annual rate of $1,383,000 upon his resignation from the Chief Executive Officer position. In contrast, Mr. Drexler's base salary for fiscal year 1995 was initially set at $1,533,000, representing an increase of 5% over the prior year, and was later increased to an annual rate of $1,683,000 upon his promotion to Chief Executive Officer.

     In setting the Chief Executive Officers' 1995 salaries, the Committee considered the Company's 1994 results, future objectives and challenges, and Messrs. Fisher's and Drexler's individual performances and contributions. The Company's 1994 performance (including increases of 13% in sales and 24% in earnings) was judged by the Committee to be very good during a period of intensified competition. Among Mr. Fisher's individual contributions to the Company were his leadership role in achieving its three strategic priorities for the year (earnings growth, boosting employee performance and satisfaction, and exceeding the expectations of the Company's customers) while continuing to build the Company's global brand. Mr. Drexler's initial increase also reflects his outstanding performance in achieving these strategic priorities; his subsequent increase was due to his increased responsibilities. The Committee also considered Mr. Drexler's knowledge of the industry and his unique qualifications to lead the Company to its next stage of growth. In making its salary decisions with respect to Messrs. Fisher and Drexler, the Committee exercised its discretion and judgment based on the above factors, and no specific formula was applied to determine the weight of each factor.

Annual Incentive Bonus

     Annual incentive bonuses for executive officers are intended to reflect the Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company.

     To carry out this philosophy, the Company has implemented a performance-based Executive Management Incentive Cash Award Plan (Executive MICAP), in which executive officers are measured solely on Company performance targets. There is no individual performance measurement for executive officers in the plan. As a pay-for-performance plan, the Executive MICAP is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific corporate and/or divisional financial goals. Specific measurements are chosen each year among earnings, sales growth and volume, return on assets, and/or return on equity; and threshold, target and maximum payout levels are established to reflect the Company's objectives. These goals and the potential amounts of executive officer bonuses are reviewed and approved by the Committee in the first quarter of each year. Under the 1995 guidelines adopted by the Committee, executive officers were eligible to receive between 16.6% and 75% of their salary as a bonus, depending on actual earnings performance compared to target earnings goals set for each
division.   Actual bonus amounts are calculated within this range
pursuant to a set formula which takes into account the growth potential of a division, the extent to which earnings goals were achieved, and the grade level of the officer.

     The performance-based philosophy underlying the Executive MICAP is illustrated by the bonus payments made in fiscal 1992, when the Company's performance fell short of the goals set by the
Committee: in that year, the Chief Executive Officer and the President received no bonuses and bonuses received by the other named executive officers aggregated $200,000. Conversely, in 1993, when the Company exceeded the goals set by the Committee and achieved record operating profits, all executive officers were paid the maximum level of bonuses. In 1994, performance bonuses were right at the target range.

     The Company's 1995 performance was judged by the Committee to be below expectation but good compared to industry/competitor results. As a result, the Chief Executive Officers and other named executive officers received annual incentive bonuses for 1995 which aggregated $945,700 and which were slightly above threshold levels.

     The Chief Executive Officers were eligible to receive between 16.6% and 75% of their base salary as a bonus under the 1995 guidelines adopted by the Committee. The actual bonuses received by Messrs. Donald Fisher and Drexler were 21.6% and 18.7%, respectively, of their base salary at the end of the year.

     The Committee believes that the Executive MICAP program provides an excellent link between annual results and the incentives paid to executives.

Long-Term Incentives

     The executive compensation program is oriented toward stockholder interests through the use of long-term incentives that create a direct linkage between executive rewards and increased stockholder value. The long-term incentive component, which is comprised of both cash- and stock-based incentives, represents over half the total income opportunity for the officers. In 1995, the Committee evaluated the Company's long-term compensation practices and decided to revise the compensation mix so that, starting with fiscal year 1996, 50% of the bonus compensation will be delivered through stock options and the remaining 50% through a cash performance plan with three-year overlapping performance cycles. This compensation program is designed to balance Company performance, individual performance and individual risk. The Committee also determined it was in the Company's best interests to reduce the use of restricted stock as a compensation vehicle in order to more closely tie executive compensation to the Company's business performance. Furthermore, unlike restricted stock, which may not be deductible for purposes of Section 162(m) of the Internal Revenue Code, the new Executive Long-Term Cash Award Performance Plan described below meets the requirements of this regulation.

     The Committee believes that executive officers and other key employees should have significant ownership of the Company's stock. Notably, all executive officers as a group own approximately 29% of the outstanding shares of Common Stock. In particular, Mr. Donald Fisher, the Company's founder and Chairman, owns jointly with his wife Doris Fisher approximately 23% of the outstanding shares.

- -     Long-Term Performance Plan

     The Company is implementing an Executive Long-Term Cash Performance Plan (ELCAPP), in which executives will be measured solely on Company or business unit performance targets. There is no individual performance measurement for executive officers in the plan. Under the ELCAPP, a three-year performance cycle is established each year, with participants receiving a cash payout if certain minimum, target or maximum predetermined performance goals are achieved at the end of the cycle. As a pay-for-performance plan, the ELCAPP is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific corporate and/or divisional long-term financial goals. Specific measurements are chosen each year for each successive three-year cycle. The type of measurements include comparable store sales, earnings, return on equity, return on net assets, return on invested capital, sales volume and total sales. Threshold, target and maximum payout levels are established to reflect the Company's objectives. These goals and the potential amounts of executive officer bonuses will be reviewed and approved by the Committee in the first quarter of each year. Under the 1996 guidelines adopted by the Committee, executive officers will be eligible to receive between 40% and 100% of their salary as a bonus, depending on actual performance compared to target goals set for each division. Actual bonus amounts are calculated within this range pursuant to a set formula which takes into account the growth potential of a division, the extent to which earnings goals were achieved, and the grade level of the officer.

- -     Stock Option Plan

     With respect to executive officers, it has been the Committee's practice to grant stock options on an annual basis, usually in the first quarter. Generally, stock options have vested three years after the grant date and employees must be employed by the Company at the time of vesting in order to exercise the options. The Committee believes that stock option grants provide an incentive that focuses the executives' attention on managing the Company from the perspective of an owner with an equity stake in the business and intends to increase their use as a compensation vehicle starting in fiscal year 1996. The Company's stock options are tied to the future performance of the Company's stock and will provide value to the recipient only when the price of the Company's stock increases above the option grant price, that is, only to the extent that stockholders as a whole have benefitted.

     In order to determine the appropriate number of options to be granted to its executive officers, in 1995 the Company relied on competitive guidelines prepared by an independent outside compensation consultant based on practices for a wide array of companies in a large number of industries. The consultant was solely responsible for the criteria used to select the companies included in the comparison group. The calculations underlying these guidelines are based on the grant value of the option (i.e., number of shares times the exercise price) in relation to the employee's salary and performance level. The Company's actual 1995 option grants to executive officers were in line with those ranges. The size of each grant was based on a range of potential shares (high, medium, low) for each eligible employee's salary level. Actual shares awarded were based on the score obtained by eligible employees on their yearly individual performance evaluation. No consideration was given to the amount of shares previously granted to executive officers.

     Starting in fiscal year 1996, under the new guidelines set by the Committee, stock options will constitute a greater portion of executives' potential long-term pay. Generally, the options will become exercisable in two equal installments three and four years from date of grant.

     Mr. Donald Fisher does not participate in the Company's stock option plan. In 1995, Mr. Drexler was initially granted options to purchase 62,500 shares. When Mr. Drexler was promoted to Chief Executive Officer, the Committee evaluated his increased responsibilities and decided to grant him options to purchase another 4 million shares. These stock options become exercisable in two equal installments five and six years from date of grant. The primary basis for the Committee's determination was its assessment of Mr. Drexler's ability and dedication to enhance the long-term value of the Company by continuing to provide the leadership and vision that he has provided throughout his 13-year tenure as a Company executive, during which, on a compound annual growth basis, the Company's earnings increased by 26%, sales by 20% and market value by 36%. Stock options represented the predominant portion of the increase in Mr. Drexler's total compensation package for 1995, reflecting the Committee's emphasis on variable, at-risk compensation and increased stock ownership. This grant is consistent with the Committee's philosophy that at-risk compensation should comprise a significant part of an executive's overall compensation.

- -     Restricted Stock Plan

     The Company's restricted stock grants have also been a significant part of its long-term incentives. Restricted stock awards are granted from time to time under the Company's restricted stock plan. Generally, restrictions on the shares lapse in three to five years from the grant date and the employee must be employed by the Company on the date the restrictions lapse in order to receive the stock. The Committee utilizes these awards to attract new key executives, to recognize and reward current executive officers for special individual accomplishments, and to retain high-performing officers and key employees by financially linking them to future employment with the Company.

     The ultimate value of any restricted stock received varies based both on dividends which may be paid and on the value of the stock at the time when shares vest. Restricted stock awards build stock ownership and provide a long-term focus since the stock is restricted from being sold, transferred or assigned, and is forfeitable.

     Under the new guidelines set by the Committee starting with fiscal year 1996, restricted stock will be de-emphasized as long-term compensation vehicle for executives, in favor of the long-term performance plan described above. In the future, the Committee intends to focus the use of restricted stock on recruiting and retaining key executives.

     Mr. Donald Fisher does not participate in the Company's restricted stock plan, and Mr. Drexler was not granted any restricted stock during fiscal year 1995.

Impact of Section 162(m) of the Internal Revenue Code

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on its compensation plans and has determined that it is the Company's preference to qualify to the maximum extent possible its executives' compensation for deductibility under applicable tax laws. Except for the Restricted Stock Plan, the Company's other compensation plans have been designed to permit the Committee to grant awards which qualify for deductibility under Section 162(m).

     In addition, to allow for full deductibility of base salaries, those Named Executive Officers whose base salaries exceed the $1,000,000 limit have in the past deferred that portion of their compensation above the limit under either or both of the Company's nonqualified deferred compensation plans, the Executive Capital Accumulation Plan and the Executive Deferred Compensation Plan.

                                     John M. Lillie (Chairman)
                                     Adrian D. P. Bellamy
                                     John G. Bowes
                                     Lucie J. Fjeldstad


                       PERFORMANCE GRAPH

     The graph below compares the percentage changes in the Company's cumulative total stockholder return* on its Common Stock for the five-year period ended February 3, 1996, with the cumulative total return of the S&P 500 Index and the Dow Jones Retailers - All Specialty Index.

The following chart represents data points on the performance graph which appears in the printed version of this proxy.


                           Cumulative Total Return

                      1/91  1/92  1/93  1/94  1/95  1/96
Gap Inc.              100   253   165   205   159   234
S & P 500             100   123   136   153   154   213
DJ Retailers - All    100   142   164   156   162   170
 Specialty Index


     *  Total return assumes quarterly reinvestment of dividends.

                 OTHER REPORTABLE TRANSACTIONS

     The Company has an agreement with Fisher Development, Inc. ("FDI"), which is wholly owned by Robert S. Fisher, the brother of Donald G. Fisher, the Chairman and a principal stockholder of the Company. The agreement, which is reviewed annually by the Audit and Finance Committee of the Board of Directors, sets forth the terms under which FDI may act as general contractor in connection with the Company's construction activities. During the 1995 fiscal year, FDI supervised the construction of new store leasehold improvements for 204 stores, expansions of 54 stores, and remodels of existing stores and administrative offices. The total cost of such construction was $154,820,117, including profit and overhead costs of $11,753,057 paid by the Company to FDI relating to this construction.

     Robert J. Fisher and William S. Fisher, adult sons of Donald G. and Doris F. Fisher, are employed as: Executive Vice President and Chief Operating Officer of the Company; and President, International Division of the Company, respectively. Robert J. Fisher is also a director of the Company. William S. Fisher was paid a salary and bonus of $523,875 during the 1995 fiscal year; Company contributions to his account under GapShare for fiscal year 1995 amounted to $9,448.

     Comparable transactions with the persons described above are expected to continue during the current fiscal year.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and
the New York Stock Exchange.   Officers, directors and greater
than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from January 29, 1995 to February 3, 1996, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                         PROPOSAL NO. 2
                    PROPOSED ADOPTION OF THE
                1996 STOCK OPTION AND AWARD PLAN

     At the Annual Meeting there will be submitted to stockholders a proposal to adopt the 1996 Stock Option and Award Plan (the "1996 Plan"). The Board of Directors unanimously approved the adoption of the 1996 Plan on March 26, 1996. Adoption of the 1996 Plan is subject to the approval of a majority of the shares of the Company's common stock which are present in person or by proxy and entitled to vote at the Annual Meeting. If the 1996 Plan is approved by the Company's stockholders, the Plan would replace the Company's 1981 Stock Option Plan and Management Incentive Restricted Stock Plan II, both of which previously were approved by stockholders. The following summary of the principal features of the amendments to the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Exhibit A.

Purpose

     The 1996 Plan is intended to increase incentive and to encourage stock ownership on the part of (1) employees of the Company and its affiliates, (2) consultants who provide significant services to the Company and its affiliates ("consultants"), and (3) directors of the Company who are employees of neither the Company nor any affiliate ("nonemployee directors"). The 1996 Plan also is intended to further the growth and profitability of the Company.


General

     The 1996 Plan permits the granting of stock options, stock appreciation rights, restricted stock awards, performance units and performance shares (collectively, "Awards") to eligible participants. The total number of shares of the Company's common stock available for Awards to be granted under the 1996 Plan will consist of the 7,675,994 which currently remain available under the Company's 1981 Stock Option Plan and Management Incentive Restricted Stock Plan (which plans are being replaced by the 1996
Plan), plus an additional 20,000,000 shares. If an Award expires or is canceled without having been fully exercised or vested, the unvested or canceled shares generally will be available again for grants of Awards.

Administration of the 1996 Plan

     The 1996 Plan is administered by the Compensation and Stock Option Committee of the Company's Board of Directors (the "Committee"). The members of the Committee must qualify as "disinterested persons" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and as "outside directors" under section 162(m) of the Internal Revenue Code (the "Code"). Subject to the terms of the 1996 Plan, the Committee has the sole discretion to determine the key employees and consultants who shall be granted Awards, the terms and conditions of such Awards, and to construe and interpret the 1996 Plan. The Committee also is responsible for making adjustments in Awards, the shares available for Awards, and the numerical limitations for Awards (including as to nonemployee directors) to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to a separate committee appointed by the Committee, but only the Committee can make Awards to participants who are executive officers of the Company. The Board of Directors may amend or terminate the 1996 Plan at any time and for any reason, but as required under Rule 16b-3, certain material amendments to the 1996 Plan must be approved by stockholders.

Eligibility to Receive Awards

     Employees and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Company) are eligible to be selected to receive one or more Awards. The Company and its affiliates currently have approximately 60,000 employees. The actual number of employees and consultants who will receive Awards under the 1996 Plan cannot be determined because eligibility for participation in the Plan is in the discretion of the Committee. The 1996 Plan also permits nonemployee directors to elect to receive all or part of their annual retainer in shares of the Company's common stock, and provides for the automatic grant of stock options to nonemployee directors. Such options will be granted pursuant to an automatic, nondiscretionary formula. Nonemployee directors are not eligible for any of the other Awards available under the 1996 Plan.

Options

     The Committee may grant nonqualified stock options and/or incentive stock options (which are entitled to favorable tax treatment). The number of shares covered by each option will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted options for more than 8 million shares. The price of the shares of the Company's common stock subject to each option is set by the Committee but cannot be less than 25% of the fair market value (on the date of grant) of the shares covered by the option, as determined by the Committee. In addition, the exercise price of an incentive stock option must be at least 100% of fair market value on the grant date (110% of fair market value if the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries).

     The exercise price of each option must be paid in full at the time of exercise. The Committee also may permit payment through the tender of shares of the Company's common stock already owned by the participant, or by any other means which the Committee determines to be consistent with the Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise. If the exercise price of an option is paid in shares, the Committee may provide that the participant will receive a new option covering a number of shares equal to the number of shares tendered to exercise the previously granted option (including shares used for tax withholding). The terms and conditions of the new option generally will be similar to the terms and conditions applicable to the exercised option, except that the new option will have an exercise price determined on the date of its grant.

     Options become exercisable and terminate at the times and on the terms established by the Committee, but options generally may not expire later than 10 years after the date of grant (11 years in the event of the optionee's death).

Stock Appreciation Rights

     Stock appreciation rights ("SARs") may be granted as a separate Award or together with an option. Upon exercise of an SAR, the participant will receive a payment from the Company equal to: (1) the excess of the fair market value of a share on the date of exercise over the exercise price, times (2) the number of shares with respect to which the SAR is exercised.
SARs may be paid in cash or shares of the Company's common stock, as determined by the Committee. The number of shares covered by each SAR will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted SARs for more than 1,000,000 shares. The Committee also determines the other terms and conditions of each SAR. SARs expire at the times established by the Committee, but subject to the same maximum time limits as are applicable to employee options granted under the 1996 Plan.

Restricted Stock Awards

     Restricted stock awards are shares of the Company's common stock which vest in accordance with terms established by the Committee in its discretion. For example, the Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities.

Performance Units and Performance Shares

     Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Committee at the time of its grant. A performance share has an initial value equal to the fair market value of a share of the Company's common stock on the date of grant. Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. The applicable performance goals (and all other terms and conditions of the Award) will be determined in the discretion of the Committee. After a performance unit or share has vested (that is, after the applicable performance goal or goals have been achieved), the participant will be entitled to a payment of cash and/or common stock, as determined by the Committee. The Committee also may waive the achievement of any performance goals for any performance units or shares.

Nonemployee Director Options and Stock

     The 1996 Plan also provides for the automatic grant of stock options to nonemployee directors. Each nonemployee director automatically will receive, as of the first business day after each Annual Meeting of Stockholders, an option to purchase 2,000 shares, except that for each nonemployee director who first joins the Board after March 25, 1996, his or her first option grant will be for 10,000 shares. The exercise price of each nonemployee director option will be 100% of the fair market value (on the date of grant) of the shares covered by the option. Each such option will become exercisable three years after the date of grant (assuming continuous service as a nonemployee director) or upon the director's departure from the Board due to retirement (as defined) or death.

     All options granted to nonemployee directors normally will expire ten years after the date of grant (up to eleven years in the event of the director's death). If a director terminates service on the Board prior to an option's normal expiration date, an option may terminate sooner than its normal expiration date, depending upon the reason for the termination. An option will terminate three months after termination of service for any reason other than death, disability or retirement (but not later than the original maximum term of the option). Expiration will occur one year after termination on account of retirement or total disability (but not beyond the original maximum term of the option) and one year after termination on account of death (even if beyond the original maximum term of the option). The nonemployee director portion of the Plan will be administered by the Board of Directors (rather than the Committee). Doris F. Fisher is not eligible to receive options under the 1996 Plan.

     The 1996 Plan also permits each nonemployee director to elect to forego receipt of all or a portion of the director's annual retainer and meeting fees in exchange for shares of the Company's common stock having a fair market value equal to the amount of foregone compensation. The number of shares received by any director will be determined by dividing the amount of foregone compensation by the fair market value of a share on the date that the compensation otherwise would have been paid.

Awards to be Granted to Certain Individuals and Groups

     As described above, the Committee has discretion to determine the number of Awards (if any) to be granted to any employee or consultant. Accordingly, the actual number of Awards to be granted to any individual is not determinable. No Awards have been granted under the 1996 Plan. The following table sets forth the aggregate number of stock options expected to be granted under the 1996 Plan if the 1996 Plan is approved by stockholders.

                                                 Number of
Name of Individual or Group                      Options
                                                 Expected to be
                                                 Granted
Millard S. Drexler, President and CEO            120,000
Donald G. Fisher, Chairman                       N/A
Robert J. Fisher, Executive Vice President and   100,000
COO
Richard M. Lyons, Exec. Vice President-Gap,      88,500
Inc. and President-Gap Division
Magdalene Gross, Executive Vice President,       88,500
Advertising-Gap Division
All executive officers, as a group               465,000
All directors who are not executive officers,    14,000
as a group
All employees who are not executive officers,    4,317,000
as a group

Nontransferability of Options

     Awards granted under the 1996 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

Tax Aspects

     Based on management's understanding of current federal income tax laws, the tax consequences of the grant of options under the 1996 Plan are as follows.

     A recipient of an option or SAR granted under the 1996 Plan will not have taxable income at the time of grant.

     Upon exercise of a nonqualified stock option or SAR, the optionee generally must recognize taxable income in an amount equal the fair market value on the date of exercise of the shares exercised, minus the exercise price. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss.

     Upon exercise of an incentive stock option, the optionee generally will not be required to recognize any taxable income on account of such exercise. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for a specified period.

     A participant who receives restricted stock or performance units or shares will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares or units vest. Alternatively, a participant may elect under section 83(b) of the Internal Revenue Code (the "Code") to be taxed at the time of receipt. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares.

     At the discretion of the Committee, a participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares withheld, or by delivering to the Company already-owned shares, having a value equal to the amount required to be withheld.

     The Company generally will be entitled to a tax deduction in connection with an Award made under the 1996 Plan only to the extent that the participant recognizes ordinary income from the Award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as "performance-based" compensation under section 162(m). The amended and restated Plan has been designed so that, following stockholder approval at the 1996 Annual Meeting, the Committee (in its discretion) may in the future make grants of options and SARs which will qualify as performance-based compensation under section 162(m).

Required Vote

     The adoption of the 1996 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" THE ADOPTION OF THE 1996 STOCK OPTION AND AWARD PLAN.

                         PROPOSAL NO. 3
                    PROPOSED ADOPTION OF THE
        EXECUTIVE LONG-TERM CASH AWARD PERFORMANCE PLAN

     At the Annual Meeting there will be submitted to stockholders a proposal to approve the Company's Executive Long-Term Cash Award Performance Plan ("ELCAPP"). The ELCAPP is intended to provide certain of the Company's senior officers with long-term financial incentives to meet and exceed pre-determined financial goals of the Company and its divisions. The ELCAPP is the result of a reevaluation of the Company's long-term compensation practices and the consequent revision of the compensation mix available to senior-level officers. Thus, as discussed in the Compensation Committee Report on page 11 of this proxy statement, starting with fiscal year 1996, 50% of the long-term compensation will be delivered through stock options and the remaining 50% through the ELCAPP, while restricted stock grants as a compensation vehicle will be reduced in order to more closely tie executive compensation to the Company's business performance. Unlike restricted stock, which may not be deductible for purposes of Section 162(m) of the Internal Revenue Code, the ELCAPP meets the requirements of this regulation.

     Under Section 162(m), the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that it exceeds $1 million in any one year. However, the Company can continue to deduct compensation in excess of that amount if the compensation qualifies as "performance-based compensation" under Section 162(m).

     In order that the Company might provide long-term incentive compensation to its executive officers, and receive a federal income tax deduction for the payment of such compensation, the Company's Board of Directors in January 1996 adopted the ELCAPP, which is intended to qualify as performance-based compensation under Section 162(m). If the ELCAPP is approved by stockholders, the Company will receive a federal income tax deduction with respect to ELCAPP payments made to the Company's CEO and its other executive officers.

     The following summary of the principal features of the ELCAPP is qualified in its entirety by the full text of the ELCAPP, a copy of which is attached hereto as Exhibit B.

     Eligibility for the ELCAPP is determined annually in the discretion of the Compensation and Stock Option Committee of the Company's Board of Directors (the "Committee"), which is responsible for the administration of the ELCAPP. In selecting participants for the ELCAPP, each year the Committee chooses from among the officers of the Company and its affiliates whose responsibilities significantly influence Company financial performance. For fiscal year 1996, the participants in the ELCAPP are the four individuals named in the table below, the Company's two other executive officers, and 41 senior-level officers. Participation in future years will be at the discretion of the Committee, but it currently is expected that a similar number of officers will participate each year.

     Under the ELCAPP, cash awards are paid to eligible participants at the end of three-year performance cycles for the achievement of target goals for one or more of the following financial performance measures for the Company and/or its divisions: comparable store sales, earnings, return on equity, return on net assets, return on invested capital, sales volume, and/or total sales. Each of these measures is defined in the Plan. For each performance cycle, the Committee will set (1) the target bonuses for each participant, and (2) the financial performance goals which must be achieved prior to the payment of any bonuses. Target bonuses will be expressed as a percentage of the participant's average annual base salary during the performance cycle. The Committee may set performance goals which differ from participant to participant. For example, the goals applicable to a participant for a given performance cycle may be based on either company-wide or divisional financial goal(s), as deemed appropriate by the Committee in light of the officer's specific responsibilities. Furthermore, the performance goals may provide for a comparison of actual performance by the Company or a division to actual performance by a group of competitors determined in the discretion of the Committee. For the performance cycle which runs from fiscal year 1996 through 1998, the Committee has established performance goals which require the achievement of target goals for pre-tax earnings or divisional earnings.

     A participant actually will be eligible to receive a bonus only if the target goals applicable to him or her are achieved. In setting the target bonuses and performance goals for a performance cycle, the Committee will establish threshold (minimum), target, and maximum payout bonus levels which will apply depending upon the actual level of performance that is achieved. The payout levels for differing performance results will be established by the Committee for each performance cycle, with payouts which increase or decrease as performance increases or decreases, depending upon the extent to which the pre-determined goals are achieved or exceeded. However, under no circumstances may the maximum bonus payable to any participant under the ELCAPP for any performance cycle exceed $3 million. After the end of each performance cycle, and prior to any payment being made under the ELCAPP, the Committee must certify in writing the extent to which the performance goals applicable to each participant were achieved or exceeded.

     Under the ELCAPP, all bonuses are to be paid in cash. However, the Committee reserves the right to reduce (but not to increase) the bonuses which otherwise would be payable under the ELCAPP for any performance cycle. Also, if a participant's employment with the Company or its affiliates is terminated prior to the end of a performance cycle, the ELCAPP provides that he or she shall not be eligible for a bonus for that performance cycle.

     The Committee may amend the ELCAPP at any time; however, in doing so, the requirements of Section 162(m) must be met in order that payments made to the Company's executive officers thereunder remain eligible as deductible compensation expense to the Company for federal income tax purposes.

Pro Forma Benefits for ELCAPP

     Given that payments under the ELCAPP are determined by comparing the future actual financial performance of the Company and its divisions to the targets established by the Committee, it is not possible to conclusively state the amount of benefits which will be paid under the ELCAPP for any performance cycle. Instead, the following table sets forth the amounts that would have been received by each of the following persons and groups if the ELCAPP had been in effect for a performance cycle running from fiscal year 1993 through 1995, using the performance goals which were previously applicable under the Company's annual performance plan for each of the three years. There can be no assurance that the performance goals for the 1996-1998 performance cycle actually will be achieved, and therefore there can be no assurance that the awards shown below actually will be paid.

                       New Plan Benefits
        Executive Long-Term Cash Award Performance Plan

                                                     Dollar         Number
Name of Individual or Group                          Value($)      of Units

Millard S. Drexler, President and CEO                1,518,000        N/A

Donald G. Fisher, Chairman                                   *        N/A

Robert J. Fisher, Executive Vice President and COO     662,000        N/A

Richard M. Lyons, Exec. Vice President-Gap, Inc.       600,000        N/A
 and President-Gap Division

Magdalene Gross, Executive Vice President,             269,000        N/A
 Advertising-Gap Division

All executive officers, as a group                   3,292,000        N/A

All non-executive directors, as a group                      *        N/A

All non-executive-officer employees, as a group      4,748,000        N/A
_______________________________________________________
*    Not eligible to participate in the ELCAPP.

Required Vote

     The adoption of the Executive Long-Term Cash Award
Performance Plan requires the affirmative vote of a majority of the shares represented, in person or by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" THE ADOPTION OF THE EXECUTIVE LONG-TERM CASH AWARD
PERFORMANCE PLAN.


                         PROPOSAL NO. 4
               SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending February 1, 1997. Deloitte & Touche LLP has acted as auditors for the Company since 1972. Although action by the stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders of the Company. If the stockholders fail to approve the selection of such auditors, the Board of Directors will reconsider the selection.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" THE APPROVAL OF THE SELECTION OF DELOITTE & TOUCHE LLP AS
INDEPENDENT AUDITORS.

     Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Stockholders and available to make statements to, and respond to appropriate questions of, stockholders.


                         OTHER BUSINESS

     The Company's management is not aware of any other matters to come before the meeting. If any matter not mentioned herein is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.


                   PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting on or before December 27, 1996. Proposals should be addressed to the Company's Secretary at One Harrison Street, San Francisco, California 94105.

                              By Order of the Board of Directors,


                              Anne B. Gust
                              Secretary


                                                        EXHIBIT A


                         THE GAP, INC.
                1996 STOCK OPTION AND AWARD PLAN

1               BACKGROUND, PURPOSE AND DURATION

          1.1 Effective Date. The Plan is effective as of March 26, 1996, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 1996 Annual Meeting of Stockholders. Awards may be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

          1.2 Purpose of the Plan. The Plan is intended to increase incentive and to encourage Share ownership on the part of
(1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company.

2                         DEFINITIONS

          The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          2.3 "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

          2.3 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock
Options, SARs, Restricted Stock, Performance Units, or
Performance Shares.

          2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

          2.5       "Board" means the Board of Directors of the Company.

          2.6 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.7 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

          2.8 "Company" means The Gap, Inc., a Delaware corporation, or any successor thereto.

          2.9 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

          2.10 "Director" means any individual who is a member of the Board.

          2.11 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

          2.12 "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.13 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

          2.14 "Fair Market Value" means the fair market value of a Share on a particular date, as determined by the Committee in good faith.

          2.15      "Fiscal Year" means the fiscal year of the Company.

          2.16 "Freestanding SAR" means a SAR that is granted independently of any Option.

          2.17 "Grant Date" means, with respect to an Award, the date that the Award was granted.

          2.18 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

          2.19 "Nonemployee Director" means a Director who is an employee of neither the Company nor of any Affiliate.

          2.20 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

          2.21      "Option" means an Incentive Stock Option or a
Nonqualified Stock Option.

          2.22 "Participant" means an Employee, Consultant, or Nonemployee Director who has an outstanding Award.

          2.23 "Performance Share" means a Performance Share granted to a Participant pursuant to Section 8.

          2.24 "Performance Unit" means a Performance Unit granted to a Participant pursuant to Section 8.

          2.25 "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

          2.26 "Plan" means The Gap, Inc. 1996 Stock Option and Award Plan, as set forth in this instrument and as hereafter amended from time to time.

          2.27 "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

          2.28 "Retirement" means, in the case of an Employee, a Termination of Service by reason of the Employee's retirement at or after his or her normal retirement date under GapShare (the Company's "401(k)" plan), or any successor plan. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement". With respect to a Nonemployee Director, "Retirement" means termination of service on the Board on account of retirement pursuant to The Gap, Inc. Nonemployee Director Retirement Plan.

          2.29 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

          2.30 "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

          2.31 "Shares" means the shares of the Company's common stock, $0.05 par value.

          2.32 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

          2.33 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.34 "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

          2.35 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and
(c) in the case of a Nonemployee Director, a cessation of the Nonemployee Director's service on the Board for any reason.

3                        ADMINISTRATION

          3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2)
Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board.
The Committee shall be comprised solely of Directors who both are
(a) "disinterested persons" under Rule 16b-3, and (b) "outside directors" under section 162(m) of the Code.

          3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted
Awards, (b) prescribe the terms and conditions of the Awards
(other than the Options granted to Nonemployee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

          3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under section 162(m) of the Code or Rule 16b-3.

          3.4 Nonemployee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

          3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4                  SHARES SUBJECT TO THE PLAN

          4.1       Number of Shares.  Subject to adjustment as provided in
Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 27,656,694. Shares granted under the Plan may be either authorized but unissued Shares or treasury
Shares.

          4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

          4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of
Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Nonemployee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by
Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

5                        STOCK OPTIONS

          5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 8,000,000 Shares. The
Committee may grant Incentive Stock Options, Nonqualified Stock
Options, or a combination thereof.

          5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. In the Award Agreement with respect to each Option, the Participant, in consideration of the granting of the Option, shall agree to remain in the employ or service of the Company or an Affiliate for a period of at least one year from the Grant Date (but subject to Section 10.1).

          5.3       Exercise Price.  Subject to the provisions of this
Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

               5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than twenty-five percent (25%) of the Fair Market Value of a Share on the Grant Date.

               5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the
Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

               5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become
Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

          5.4       Expiration of Options.

               5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

               (a) The date for termination of the Option set forth in the written Award Agreement; or

               (b) The expiration of ten (10) years from the Grant Date; or

               (c) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement; or

               (d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability; or

               (e) The expiration of one (1) year from the date of the Participant's Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options).

               5.4.2          Death of Participant.  Notwithstanding
Section 5.4.1, if a Participant dies prior to the expiration of his or her options, the Committee, in its discretion, may provide that his or her options shall be exercisable for up to one (1) year after the date of death.

               5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion,
(a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

          5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the Grant Date.

          5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

          As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

          5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

          5.8       Certain Additional Provisions for Incentive Stock
Options.

               5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

               5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

               5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

               5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant
Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

          5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

6                  STOCK APPRECIATION RIGHTS

          6.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant
Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 1,000,000 Shares.

               6.1.1 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding
SAR shall be not less than twenty-five percent (25%) of the Fair
Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option. In no event shall a SAR granted to a Section 16
Person become exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock
Option; (b) the value of the payout with respect to the Tandem
SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive
Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive
Stock Option exceeds the Exercise Price of the Incentive Stock
Option.

          6.3 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          6.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          6.5 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement.
Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

          6.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

          (b) The number of Shares with respect to which the SAR is exercised.

          At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

7                       RESTRICTED STOCK

          7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

          7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted
Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

          7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing
Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

          7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

          7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

          7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16
Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

          7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

8           PERFORMANCE UNITS AND PERFORMANCE SHARES

          8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The
Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

          8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant
Date.

          8.3       Performance Objectives and Other Terms.   The Committee
shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Performance Periods of Awards granted to
Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance
Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award;
provided that Performance Periods of Awards granted to Section 16
Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned such Awards in cash, Shares or a combination thereof.

          8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

9                    NONEMPLOYEE DIRECTORS

          9.1       Granting of Options.

               9.1.1 New Nonemployee Directors. Each Nonemployee Director who first becomes a Nonemployee Director on or after the effective date of the Plan shall be granted an Option to purchase
10,000 Shares. Such Option shall be granted on the first business day after the first Annual Meeting of Stockholders at which the Nonemployee Director is such, but only if he or she remains a Nonemployee Director on the Grant Date. Thereafter, for so long as the Nonemployee Director remains such, he or she annually shall be granted an Option for an additional 2,000
Shares. Each such Option shall be granted on the first business day after each Annual Meeting of Stockholders, but only if the Nonemployee Director has continuously served as such through the Grant Date.

               9.1.2 Continuing Nonemployee Directors. Each Nonemployee Director who became a Nonemployee Director prior to the effective date of the Plan annually shall be granted an Option to purchase 2,000 Shares for as long as he or she remains a Nonemployee Director. Each such Option shall be granted on the first business day after each Annual Meeting of Stockholders, but only if the Nonemployee Director has continuously served as such through the Grant Date.

          9.2       Terms of Options.

               9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

               9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant
Date.

               9.2.3 Exercisability. Each Option granted pursuant to this Section 9 shall become exercisable in full three years after the date the Option is granted. If a Nonemployee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable.
If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

               9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

               (a) The expiration of ten (10) years from the Grant Date; or

               (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than death, Disability or Retirement; or

               (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability or Retirement.

               9.2.5 Death of Director. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of his or her death.

               9.2.6 Special Rule for Retirement. Notwithstanding the provisions of Section 9.2.4, if the exercisability of an Option is accelerated under Section 9.2.3 on account of the Participant's Retirement, such Option shall terminate upon the first to occur of: (a) The expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant's death.

               9.2.7 Not Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive
Stock Options.

               9.2.8 Other Terms. All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Nonemployee Directors; provided, however, that Section 5.2
(relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Nonemployee Directors.

          9.3 Elections by Nonemployee Directors. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Nonemployee Director may elect to forego receipt of all or a portion of the annual retainer, committee fees and meeting fees otherwise due to the Nonemployee Director in exchange for Shares. The number of Shares received by any Nonemployee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Nonemployee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 9.3 shall be designed to ensure that each any such election by a Nonemployee Director will not disqualify him or her as a "disinterested person" under Rule 16b-3.

10                       MISCELLANEOUS

          10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

          10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future
Award.

          10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award
Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

          10.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

          10.6 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

          10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

          10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable
Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

          10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

11            AMENDMENT, TERMINATION, AND DURATION

          11.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan's qualification under Rule 16b-3, any such amendment shall be subject to stockholder approval. In addition, as required by Rule 16b-3, the provisions of Section 9 regarding the formula for determining the amount, exercise price, and timing of Nonemployee Director Options shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code or the Employee
Retirement Income Security Act of 1974, as amended ("ERISA").
(ERISA is inapplicable to the Plan.) The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

          11.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after March 25, 2006.

12                     LEGAL CONSTRUCTION

          12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          12.4 Compliance with Rule 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

          12.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

          12.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.



EXHIBIT B

THE GAP, INC.
EXECUTIVE LONG-TERM CASH AWARD PERFORMANCE PLAN


1.     Purpose of the Plan

  The purpose of the Executive Long-Term Performance Plan is to provide financial incentives for certain of the Company's officers to meet and exceed the Company's multi-year financial goals. The Plan is intended to qualify as "performance-based compensation" under Code Section 162(m).

2.     Definitions

  2.1 "Affiliated Company" means any company controlling, controlled by, or under common control with the Company.

  2.2 "Award" means a cash award pursuant to the provisions of the Plan.

  2.3 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any further legislation or regulation amending, supplementing or superseding such section or regulation.

  2.4  "Committee" means the Compensation and Stock Option
Committee of the Company's Board of Directors, or any other
Committee appointed by the Board pursuant to Section 3 of the Plan.

  2.5  "Company" means The Gap, Inc., a Delaware corporation.

  2.6 "Comparable Store Sales" means the Company's or a division's net sales from stores open more than one year.

  2.7 "Determination Date" means as to a Performance Cycle, the earlier of: (a) the first business day in April of such Performance Cycle; or (b) the latest date possible which will not jeopardize the Plan's qualification as "performance-based compensation" under Code section 162(m).

  2.8 "Earnings" means either (a) operating income of the Company or one of its divisions for a given Performance Cycle less certain allocated expenses (e.g., headquarters, distribution centers, etc.), or (b) income before taxes of the Company or one of its divisions; determined in accordance with Generally Accepted Accounting Principles, provided that prior to the Determination Date the Committee shall determine (1) whether Earnings will be measured under clause (a) or (b), and (2) whether any significant adjustments should be made to the calculation (e.g., exclusions for non-recurring items or adjustments for costs not accounted for under Generally Accepted Accounting Principles, etc.).

  2.9 "Fiscal Year" means the 1996 fiscal year of the Company and each succeeding fiscal year of the Company.

  2.10 "Officer" means an officer (whether or not a member of the Company's Board of Directors) employed by the Company or any Affiliated Company.

  2.11 "Participant" means as to any Performance Cycle, an Officer who has been selected by the Committee for participation in the Plan for such Performance Cycle.

  2.12 "Performance Cycle" means a period of three consecutive
Fiscal Years. More than one Performance Cycle may be in progress at any one time.

  2.13 "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its sole discretion) to be applicable to a Participant for a Performance Cycle. As determined by the Committee, the Performance Goals applicable to each Participant shall provide for a targeted level or levels of achievement using one or more of the following measures: (a) Comparable Store Sales; (b) Earnings; (c) Return on Equity; (d) Return on Invested Capital; (e) Return on Net Assets; (f) Sales Volume; and (g) Total Sales. As determined in the discretion of the Committee, the Performance Goals for any Performance Cycle may: (a) differ among Participants, (b) relate to performance on a Company-wide or divisional basis, and/or (c) provide for a comparison of actual performance by the Company or a division to actual performance by a group of competitors determined in the discretion of the Committee. For each Performance Cycle, the Performance Goals applicable to each Participant shall be set forth in writing on or prior to the Determination Date.

  2.14 "Plan" means the Executive Long-Term Performance Plan, as set forth in this document and as hereafter amended from time to time.

  2.15 "Return on Equity" means the Company's or a division's average Earnings over the three fiscal Years expressed as a percentage of the Company's or a division's average shareholders equity over the three Fiscal Years, determined in accordance with Generally Accepted Accounting Principles.

  2.16 "Return on Invested Capital" means the Company's or a division's average net operating profit after tax over the three Fiscal Years expressed as a percentage of the Company's or a division's average total capital over the three Fiscal Years.
Net operating profit after tax means the operating income of the Company or one of its divisions for a given performance cycle less certain allocated expenses (e.g., headquarters, distribution centers, etc.), adjusted for interest expense on capitalized leases, less taxes reported on a cash basis. Total capital for a division includes controllable assets (inventory, net property, plant and equipment, net lease rights, and an allocation of distribution center net assets) plus an estimate of the value of the division's operating leases if they had been capitalized.
For the Company, total capital includes total assets less non-interest-bearing current liabilities, plus an estimate of the value of the Company's operating leases if they had been capitalized.

  2.17 "Return on Net Assets" means the Company's or a division's average Earnings over the three Fiscal Years expressed as a percentage of the Company's or a division's average assets over the three Fiscal years, determined in accordance with Generally Accepted Accounting Principles.

  2.18 "Sales Volume" means the average total sales volume per store of the Company or one of its divisions for the Performance
Cycle, determined in accordance with Generally Accepted
Accounting Principles.

  2.19 "Termination of Employment" means the time when the employee-employer relationship between the Participant and the Company and its Affiliated Companies is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death, permanent disability, retirement, or the disaffiliation of an Affiliated Company, but excluding any such termination where there is a simultaneous reemployment by either the Company or one of its Affiliated Companies.

  2.20 "Total Sales" means the Company's or a division's net sales for the Performance Cycle.

3.     Administration of the Plan

  3.1 The Plan shall be administered by the Committee, which shall consist of no fewer than two members of the Company's Board of Directors, who shall be appointed and serve at the pleasure of the Company's Board of Directors. No member of the Company's Board of Directors who is not an "outside director" under Code section 162(m) shall serve on the Committee.

  3.2 Subject to the provisions of the Plan, the Committee shall have exclusive authority to select the Participants, and to determine the target Award levels, the times when Awards will be granted, and the Performance Goals which must be achieved prior to payment of any Awards. For each Performance Cycle, all actions by the Committee shall be taken by the Determination Date.

  3.3 The Committee shall have all discretion and authority necessary or appropriate to administer the Plan, including, but not limited to, the power to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in the administration of the Plan, and all such determinations shall be final and binding upon all persons having an interest in the Plan.

  3.4 A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting at which a quorum is present or any action taken without a meeting by a writing executed by a majority of the Committee shall constitute the act of the Committee.

  3.5 All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company.
The Committee may employ attorneys, consultants, accountants, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinion, or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination, or interpretation taken or made with respect to the Plan, unless such action, determination, or interpretation constitutes criminal misconduct, willful negligence or demonstrates bad faith, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

4.     Eligibility and Participation

  The Plan is designed for Officers whose responsibilities significantly influence Company results. Participants shall be selected by the Committee prior to or on the Determination Date. Participation in the Plan is on a Performance Cycle basis and in the sole discretion of the Committee. Thus, an Officer who is selected for participation in a given Performance Cycle is in no way guaranteed to be selected for participation in any subsequent Performance Cycle or Performance Cycles.

5.     Determination of Awards

  5.1 Prior to or on the Determination Date, the Committee, in its sole discretion, shall assign each Participant a target Award expressed as a percentage of the Participant's average annual base salary during the Performance Cycle.

  5.2 On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a formula for purposes of determining the actual Award (if any) payable to each Participant. Each formula shall: (a) be in writing; (b) be based on a comparison of actual performance to the Performance Goals;
(c) provide for the payment of a Participant's target Award if the Performance Goals for the Performance Cycle are achieved; and
(d) provide for an actual Award greater than or less than the Participant's target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals.

  5.3 After the end of each Performance Cycle, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Cycle were achieved or exceeded. The actual Award for each Participant shall be determined by applying the formula established pursuant to Section 5.2 of the Plan to the level of actual performance which has been certified by the Committee. However, each Participant's actual Award (if any) shall be subject to the maximum provided in Section 6.

  5.4  No Awards shall be paid to a Participant for a Performance
Cycle unless the minimum actual performance for the Performance
Cycle specified by the Committee pursuant to Section 5.2 of the Plan is achieved.

  5.5 The Committee, in its sole discretion, may eliminate any Participant's Award, or reduce it below that which otherwise would be payable in accordance with the Plan.

6.     Maximum Award Payable

  For any Performance Cycle, the maximum Award payable to any Participant under the Plan shall be $3,000,000.

7.     Payment of Award

  7.1 Except as provided in Section 7.2 of the Plan, payment of Awards (if any) for a Performance Cycle will be made in cash or its equivalent on or about the first April 1 following the end of the Performance Cycle.

  7.2 A Participant actually will be entitled to payment of an Award only if the Participant is an Officer on the date of payment (except to the limited extent provided in the following sentence). If, after the completion of a Performance Cycle, a Participant incurs a Termination of Employment due to death or permanent disability, the Participant still shall be entitled to the payment of any Award for such Performance Cycle otherwise payable to the Participant. In the event an Award is payable to a Participant subsequent to the Participant's death, such payment shall be made to the Participant's estate.

  7.3 The Company shall withhold all applicable income and other taxes from any Award payment to any Participant, including any federal, FICA, state and local taxes.

  7.4 Each Award shall be payable solely from the general assets of the Company. Each Participant's right to payment of an Award
(if any) shall be solely as an unsecured general creditor of the Company.

8.     Employment Rights

  Nothing in the Plan shall confer upon any Participant the right to continue in the employ of the Company or its Affiliated Companies or shall interfere with or restrict in any way the rights of the Participant's employer to discharge or change the terms of employment of any Participant at any time for any reason whatsoever, with or without cause.

9.     Effect on Other Plans

  The adoption of the Plan shall not affect any other equity or other compensation or incentive plan in effect for the Company or any Affiliated Company, and the Plan shall not preclude the Company's Board of Directors from establishing any other forms of incentive compensation for Officers.

10.    Amendment or Termination of the Plan

  The Board, in its sole discretion, may alter, amend, or terminate the Plan or any part thereof at any time and for any reason; provided, however, that to the extent required to ensure the Plan's qualification under Code section 162(m) as "performance-based compensation", any such amendment shall be subject to stockholder approval.

11.    Effective Date

  The effective date of the Plan is January 23, 1996.




                            THE GAP, INC.
            Annual Meeting of Stockholders - May 21, 1996
         Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Donald G. Fisher, Warren R. Hashagen and Anne B. Gust, or any of them, each with full power of substitution, as proxies to vote all shares of common stock the The Gap, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 1996, and any postponements and adjournments thereof, on all matters properly coming before the meeting.

 IMPORTANT - This proxy must be signed and dated on the reverse side. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2, 3 AND 4, AND, WITH RESPECT TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES.




                             THE GAP, INC.
    PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


1.   Election of Directors, Nominees:           FOR ALL
 Adrian D. P. Bellamy, John G. Bowes,    FOR    WITHHOLD  EXCEPT AS
 Millard S. Drexler, Donald G. Fisher,                     LISTED
 Doris F. Fisher, Robert J. Fisher,
 Lucie J. Fjeldstad, William A. Hasler,
 John M. Lillie, Charles R. Schwab,
 Brooks Walker, Jr.





2.   Approval of the 1996 Stock Option       FOR  AGAINST   ABSTAIN
     and Award Plan.



3.   Approval of the Executive Long-Term     FOR  AGAINST   ABSTAIN
     Cash Award Performance Plan.



4.   Ratify the appointment of Deloitte &    FOR  AGAINST   ABSTAIN
     Touche LLP as independent auditors.



Date:         , 1996


(Signature)


(Signature)
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as Attorney, executor, administrator, trustee or guardian, please give full title as such.